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                                                                   Exhibit 23.1
                                                                   ------------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Barrett Resources Corporation's previously filed Registration Statements on Form S-3, File Nos. 333-51985, 333-51461 and 333-85809 and on Form S-8, File Nos. 333-36594, 333-
29669, 333-18311, 333-29577, 333-02529 and 333-79849.


                                    /s/ Arthur Andersen LLP

                                    ARTHUR ANDERSEN LLP


Denver, Colorado
March 30, 2001